Share Repurchase Program	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Share Repurchase Program

(13) Share Repurchase Program

In August 2019, the Company’s board of directors approved a share repurchase program to repurchase up to $25,000 of the Company’s common shares, in March 2020 the board of directors approved an increase by another $25,000 to this program and in September 2020 the program was further increased by $50,000. Under the program, the Company may purchase its common shares from time to time in the open market, in privately negotiated transactions or such other manner as will comply with applicable laws and regulations. The authorization did not obligate the Company to acquire a specific number of shares during any period, but it may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors.

During the year ended December 31, 2019, the Company repurchased 878,637 shares at an average price of $9.75 and for a total amount of $8,597, including commission paid. During the year ended December 31, 2020, the Company repurchased 6,736,493 shares at an average price of $10.17 for a total amount of $68,493, including commissions paid. As of December 31, 2020, approximately $23,202 remained available for repurchases under the share repurchase program.